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                                                                  EXHIBIT 10.32




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                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                       BAYARD DRILLING TECHNOLOGIES, INC.

                                      AND

                                THE STOCKHOLDERS

                          THAT ARE SIGNATORIES HERETO

                                OCTOBER __, 1997


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                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                       BAYARD DRILLING TECHNOLOGIES, INC.


                  This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October __, 1997, is made by and among, Bayard Drilling Technologies, Inc., a Delaware corporation (the "Company"), and the stockholders and employee option holders of the Company that are signatories hereto (the "Stockholders").


                                  WITNESSETH:

                  WHEREAS, as of December 10, 1996, the Company and certain of its stockholders entered into that certain Registration Rights Agreement (the "Original Registration Rights Agreement"), pursuant to which the parties thereto set forth certain agreements by and among the stockholders of the Company party thereto and the Company with respect to certain registration rights regarding shares of common stock, par value $.01 per share ("Common Stock"), of the Company, owned by such stockholders of the Company; and

                  WHEREAS, as of April 30, 1997, the Company and certain of its stockholders entered into that certain Amended and Restated Registration Rights Agreement (as amended, the "First Amended and Restated Registration Rights Agreement"), pursuant to which the parties thereto amended and restated the Original Registration Rights Agreement in its entirety; and

                  WHEREAS, the Company and the other parties hereto desire to amend and restate the First Amended and Restated Registration Rights Agreement in its entirety;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions. As used herein, the following terms shall have the following meanings:

                  "AnSon Group" means the holders of 51% or more of the Registrable Shares owned of record by the group comprised of AnSon Partners Limited Partnership and Carl B.
         Anderson, III.

                  "Commission" means the Securities and Exchange Commission.



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                  "Common Stock" has the meaning set forth in the Recitals
         hereto.

                  "Common Stock Equivalent" means securities convertible into, or exchangeable or exercisable for, shares of Common Stock, including without limitation (i) the Series B Warrant held by Energy Spectrum and (ii) any options granted by the Company to employees of the Company; but not including the Subordinated Notes unless and until they are converted into Common Stock.

                  "Company" has the meaning set forth in the Preamble hereto.

                  "Demand Registration" has the meaning set forth in Section 3(b) hereof.

                  "Demand Registration Request" has the meaning set forth in
         Section 3(a) hereof.

                  "Demand Registration Request Initiator" has the meaning set forth in Section 3(a) hereof.

                  "Distribution Registration Statement" has the meaning set forth in the DLB Registration Rights Agreement.

                  "DLB Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of October 15, 1997, by and among the Company, DLB Oil & Gas, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

                  "Energy Spectrum" means Energy Spectrum Partners LP, a Delaware limited partnership.

                  "Holdback Agreements" has the meaning set forth in Section 5 hereof.

                  "Included Securities" has the meaning set forth in Section 7 hereof.

                  "Indemnified Party" has the meaning set forth in Section 8(a) hereof.

                  "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock registered under the Securities Act pursuant to a Registration Statement on Form S-1 (Commission File No. 333-34451) of the Company.

                  "IPO Date" means the date of effectiveness of the Initial Public Offering.

                  "Issuer Indemnified Party" has the meaning set forth in
         Section 8(c) hereof.

                  "Oliver Group" means the holders of 51% or more of the Registrable Shares owned



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         of record by the group comprised of R.T. Oliver, R.T. Oliver Drilling,
         Inc., RR&T, Inc., Oliver Family Trust, Mullen-Oliver Partnership, Ltd., Grupo de Hercules, Ltd., Mike Mullen Energy Equipment Resource, Inc. and Mike Mullen.

                  "Participating Holders" has the meaning set forth in Section 7 hereof.

                  "Person" means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or any department, agency or political subdivision thereof.

                  "Piggyback Registration" has the meaning set forth in Section 4 hereof.

                  "Piggyback Registration Notice" has the meaning set forth in
         Section 4 hereof.

                  "Registrable Shares" means at any time any shares of Common Stock owned by the Stockholders, whether acquired on the date hereof or hereafter acquired, including without limitation, any shares of Common Stock issuable upon the conversion, exchange or exercise of Common Stock Equivalents owned by the Stockholders; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to a registration statement filed under the Securities Act which has been declared effective or (ii) which may be otherwise transferred without restriction (including volume restrictions) under Rule 144 or any similar successor rule or provision then in force.

                  "Registration Expenses" has the meaning set forth in Section 6 hereof.

                  "Requesting Holders" has the meaning set forth in Section 3(a) hereof.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same may be in effect from time to time.

                  "Selling Holder" means a holder who is selling Registrable Shares which are registered pursuant to the Securities Act as contemplated by this Agreement.

                  "Selling Indemnified Party" has the meaning set forth in
         Section 8(a) hereof.

                  "Series B Warrant" means that certain Series B Warrant, exercisable for 66,000 shares



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         of Common Stock at an exercise price of $7.50 per share, issued by the
         Company to Energy Spectrum as of April 30, 1997.

                  "Share Value" means the average market price per share of Common Stock on the principal national securities exchange or quotation system on which the Common Stock is then traded or quoted for the ten day trading period ending on the day prior to the determination date.

                  "Stockholders" has the meaning set forth in the Preamble hereto.

                  "Subordinated Notes" means that certain subordinated note of the Company, issued to Energy Spectrum, due May 1, 2003, in the original principal amount of $2,520,000, and any additional subordinated notes of the Company which are issued as interest thereon.

                  "Ward Group" means the holders of 51% or more of the Registrable Shares owned of record by the group comprised of Ward Drilling, Inc., L.O. Ward, Wil-Cas Investments, A. Brad Curtis, Richard Tozzi, Claude Jackson, Larry Currier, Tim Higgins, Gary Shelite, George White, Floyd R. Bundy, Ray Brewer, David Porter, Merl Smith, Jim Russell and N. Mark Garrison.

                  SECTION 2. Effectiveness; Amended and Restated Agreement. This Agreement shall become effective, and the First Amended and Restated Registration Rights Agreement shall be amended and restated in its entirety as set forth herein, upon the later of (i) the execution and delivery of this Agreement by the Company and the stockholders of the Company who are parties to the First Amended and Restated Registration Rights Agreement and who hold more than 50% of the Registrable Shares and (ii) the IPO Date.

                  SECTION 3.        Demand Registration.

                           (a) Requests for Registration. Subject to the limitations set forth in this Section 3, at any time Energy Spectrum, the AnSon Group, the Oliver Group or the Ward Group may request the Company to register under the Securities Act, on the number of occasions specified in clause (iv) of Section 3(c), all or any part of the Registrable Shares held by Energy Spectrum, the AnSon Group, the Oliver Group or the Ward Group, as applicable (a "Demand Registration Request"). Within 10 days of receipt by the Company of a Demand Registration Request, the Company shall give written notice of such request to all other holders of Registrable Shares. Such holders shall have the right to join the Demand Registration Request by delivery of written notice to the Company of such intention, which notice shall include the number of Registrable Shares that each such additional holder intends to have the Company register in response thereto. The Person or group of Persons making the Demand Registration Request shall be referred to herein as the "Demand Registration Request Initiator." All holders of Registrable Shares that



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         participate in any such demand registration shall be referred to herein as "Requesting Holders."

                           (b) Registration by the Company. Unless the Company has the right to refuse registration pursuant to Section 3(c) hereof, the Company shall file a registration statement under the Securities Act covering the Registrable Shares which are the subject of any Demand Registration Request as soon as practicable after receipt by the Company of any such Demand Registration Request (each, a "Demand Registration"); provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company (or any proposed acquisition or disposition of assets or properties) and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and
         (ii) the Company shall furnish all Requesting Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental; provided, however, that the Company may not defer the filing of a registration statement for a period of more than 120 days after receipt of the Demand Registration Request of the Requesting Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period and shall give written notice to the Requesting Holders immediately after the reason for deferring the filing of the registration statement has ceased to exist. The Company shall not be required to register any Registrable Shares during any period in which it has exercised its deferral right as aforesaid.

                           (c) Demand Registration Limitations. The demand registration rights set forth in this Section 3 may be exercised only in accordance with the following limitations:

                                    (i) The holders of Registrable Shares shall
                  have the right to exercise demand registration rights under this Section 3 only after the 180th day after the IPO Date.

                                    (ii) The holders of Registrable Shares
                  shall not have any right to exercise demand registration rights under this Section 3 at any time after the third anniversary of the IPO Date.

                                    (iii) The Company shall not be required to
                  make any Demand Registrations pursuant to this Section 3 unless the aggregate Share Value of all Registrable Shares proposed to be registered in connection therewith shall equal or exceed $20 million.



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                                    (iv) Each of Energy Spectrum, the AnSon
                  Group, the Oliver Group and the Ward Group shall have the right to require the Company to file up to two Demand Registrations with the Commission; provided, however, that the Company shall be required to effect not more than one Demand Registration pursuant to this clause (iv) unless and until it is qualified to register the Registrable Shares on Form S-3 promulgated under the Securities Act.

                                    (v) Provided the Company is actively
                  employing in good faith all reasonable efforts to cause such registration statements to become effective, the Company shall not be required to make any Demand Registration pursuant to this Section 3 during the period ending 90 days after the effective date of any registration under the Securities Act by the Company of shares of Common Stock or other equity securities, other than in connection with an employee benefit plan, dividend reinvestment plan or merger, consolidation or other business combination.

                           (d) Priority on Demand Registrations. The registration statement filed pursuant to the Demand Registration Request of the Requesting Holders may, subject to the limitations set forth below, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Company shall include in such registration, prior to the inclusion of any securities to be sold by the Company or any other securities which are not Registrable Shares, (i) first the number of Registrable Shares requested to be included by the Demand Registration Request Initiator and (ii) second, the number of Registrable Shares requested to be included, pro rata among the Requesting Holders other than the Demand Registration Request Initiator on the basis of the number of Registrable Shares owned by such Requesting Holders.

                           (e) Underwriters. The managing underwriter or underwriters for any Demand Registration shall be selected by the holders of a majority of the Registrable Shares to be included in such Demand Registration, which managing underwriter or underwriters shall be reasonably acceptable to the Company.



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                  SECTION 4.        Piggyback Registration.

                           (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to any underwritten offering of any securities of the Company, other than (i) a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Commission), (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to the Company's existing security holders or (iii) the Distribution Registration Statement, the Company shall in each case give written notice (a "Piggyback Registration Notice") of such proposed filing of such registration statement (a "Piggyback Registration") to all holders of Registrable Shares as soon as practicable, but in no event less than 20 days before the anticipated filing date, and shall, subject to Section 4(b) hereof, include in such registration statement all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the Piggyback Registration Notice is received by all such holders.

                           (b) Priority in Piggyback Registrations. If the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in a registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities of the Company proposed to be registered as described in the Piggyback Registration Notice and (ii) second, the Registrable Shares and other securities requested to be included in such registration, pro rata among the holders of all such Registrable Shares and other securities requested to be included on the basis of the then number of Registrable Shares and other securities requested to be included by each such holder.

                           (c) Right to Withdraw. Notwithstanding anything to the contrary, neither the delivery of a Piggyback Registration Notice by the Company nor of the request by the holder of the Registrable Shares shall in any way obligate the Company to file, or the holder of the Registrable Shares to have such shares included in, a registration statement under this Section 4 and notwithstanding such filing, the Company may, at any time prior to the effective date thereof, in its sole discretion, determine not to offer the securities to which the registration statement relates without liability to any of the holders of the Registrable Shares, and any holder may determine not to include its Registrable Shares therein without liability.

                           (d)  Selection of Underwriters. The managing
         underwriter or underwriters for any Piggyback Registration shall be selected by the Company, by action of the Board of Directors.

                  SECTION 5. Holdback Agreements. In the event that Registrable Shares are registered by the Company pursuant to Section 3 or 4 hereof, the holders of any such Registrable



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Shares shall enter into such agreements, including underwriting agreements and lock-up agreements, as the managing underwriter of any underwritten public offering registered under the Securities Act shall reasonably request (collectively, "Holdback Agreements"); provided, however, that (i) with respect to an initial public offering of shares of Common Stock, such Holdback Agreements shall not exceed a period of 14 calendar days prior to, and 180 calendar days after, the effective date of such registration, and (ii) with respect to any subsequent registrations, such Holdback Agreements shall not exceed a period of 14 calendar days prior to, and 120 calendar days after, the effective date of such registration.

                  SECTION 6. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                           (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, in any case not to exceed six months;

                           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not more than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement;

                           (c) furnish, without charge, to each Selling Holder and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, in each case including all exhibits, the prospectus included in such registration statement, including each preliminary prospectus, and such other documents as each such Selling Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by each such Selling Holder or the sale of such securities by such underwriters;

                           (d) use its best efforts to register or qualify such Registrable Shares under the securities or blue sky laws of such jurisdictions as each Selling Holder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Selling Holder, provided, however, that the Company shall not be required to (i) qualify generally to do business in



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         any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                           (e) (i) cause all such Registrable Shares covered by such registration statement to be listed on the principal securities exchange on which shares of Common Stock are then listed, if any, if the listing of such Registrable Shares is then permitted under the rules of such exchange, or (ii) if shares of Common Stock are not then so listed, cause all such Registrable Shares to be listed on a national securities exchange or, failing that, secure designation of all such Registrable Shares as a Nasdaq Stock Market "national market system security" within the meaning of Rule 1lAa2-1 of the Commission or, failing that, secure Nasdaq Stock Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Shares in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc.;

                           (f) provide and cause to be maintained a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                           (g) enter into such customary agreements, including underwriting agreements in customary form, and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

                           (h) upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by the Selling Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Selling Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                           (i) promptly notify each Selling Holder, (i) of the time when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;



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                           (j) notify each Selling Holder of any requests by the
         Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (k) prepare and file with the Commission, promptly upon the request of any Selling Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such Selling Holder;

                           (l) prepare and promptly file with the Commission, and promptly notify each Selling Holder of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           (m) advise each Selling Holder, promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           (n) provide notice within a reasonable amount of time prior to the filing of any registration statement or prospectus of any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each Selling Holder and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, the Company reasonably believes the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law;

                           (o) at the request of any Selling Holder in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the Selling



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         Holders, covering such matters as such underwriters may reasonably request, including, without limiting the generality of the foregoing, opinions to the effect that (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein; and (ii) a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the Selling Holders, covering such matters as such underwriters may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act;

                           (p) deliver promptly to each Selling Holder and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company;

                           (q) provide a CUSIP number for all Registrable Shares, not later than the effective date of the registration statement;

                           (r) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Company's business and the requirements of the marketing process, in the marketing of Registrable Shares in any underwritten offering;

                           (s) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus, after the initial filing of such registration statement, provide copies of such document to counsel to the Selling Holders of Registrable Shares and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such Selling Holders or underwriters may reasonably request;



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                           (t) furnish to each Selling Holder and the managing
         underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, including those incorporated by reference;

                           (u) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, and in any event within 16 months thereafter, an earnings statement (which need not be audited) covering the period of at least 12 consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                           (v) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Shares.

                  SECTION 7. Registration Expenses. Except as otherwise expressly provided herein, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, including a blue sky survey and the related fees and expenses of counsel, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, and other Persons (including experts) retained by the Company, and all other fees and disbursements of underwriters customarily paid by issuers or sellers of securities (all such expenses being herein called "Registration Expenses"), shall be paid as follows:

                           (a) In the case of a Demand Registration pursuant to
         Section 3 hereof, by the Selling Holders and all other holders (collectively, the "Participating Holders") of Registrable Shares and other securities, if any (collectively, the "Included Securities"), being sold pursuant to a registration statement filed as contemplated thereby (or, if satisfactory arrangements for the reimbursement thereof shall be agreed to in advance by the Company and such holders, shall be paid by the Company and reimbursed by the Participating Holders), pro rata among the Participating Holders on the basis of the number of the Included Securities being sold by each of them; provided, however, that to the extent that any Included Securities are not sold and the Participating Holder who owns such Included Securities does not receive any proceeds, directly or indirectly, then such Participating Holder shall not be obligated to reimburse the Company for such Participating Holder's pro rata share of the Registration Expenses. In addition, each Participating Holder shall pay all underwriting discounts, commissions or similar charges attributable to the sale of Included Securities.

                           (b) In the case of a Piggyback Registration pursuant to Section 4 hereof, by the Company, provided, however, that each Participating Holder shall pay all underwriting discounts, commissions or similar charges attributable to the sale of Included Securities.

                           (c) The Company shall pay its internal expenses, including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities so registered on each securities exchange on which any shares of common stock are then listed or on the Nasdaq Stock Market.

                  SECTION 8.        Indemnification and Contribution.

                           (a) Indemnification by the Company. The Company shall indemnify and hold harmless to the fullest extent permitted by law each Selling Holder, its officers, directors, fiduciaries, stockholders, partners (and the directors, officers, employees and stockholders thereof) and agents and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Act or
         Section 20 of the Securities Exchange Act (collectively, the "Selling Indemnified Parties" and, individually, a "Selling Indemnified Party"), from and against any and all losses, claims, damages, whether in contract, tort or otherwise, liabilities, expenses, actions and proceedings, whether commenced or threatened, in respect thereof, including reasonable costs of investigation, counsel fees and amounts paid in settlement, whatsoever (as incurred or suffered) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or preliminary, final or summary prospectus relating to the Registrable Shares or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Shares, their officers, partners and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Indemnified Parties provided in this Section 8 or to provide such other indemnification customarily obtained by underwriters at the time of offering.

                           (b) Conduct of Indemnification Proceedings. If any action or proceeding, including any governmental investigation, shall be brought or asserted against any Selling Indemnified Party in respect of which indemnity may be sought from the Company, the Company shall, at its expense, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Selling Indemnified Party. Such

         Selling Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Selling Indemnified Party unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company fails to diligently defend the action or proceeding within 20 days after receiving notice from the Selling Indemnified Party that the Selling Indemnified Party believes the Company has so failed or (iii) the named parties to any such action or proceeding, including any impleaded parties, include both such Selling Indemnified Party and the Company, and such Selling Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any of the parties, or that representation of the Selling Indemnified Party and the Company is otherwise inappropriate under applicable standards of professional conduct, or one or more legal defenses are available to such Selling Indemnified Party which are different from or additional to those available to the Company; in which case, if such Selling Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Selling Indemnified Party; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Selling Indemnified Parties, which firm shall be designated in writing by a majority of the Selling Indemnified Parties. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent, but if settled with its written consent, which consent shall not be unreasonably withheld or delayed, or if there be a final judgment no longer subject to appeal for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Selling Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                           (c) Indemnification by Holders of Registrable Shares. Each Selling Holder shall severally, but not jointly, indemnify and hold harmless the Company, its directors, officers, fiduciaries, stockholders and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act (collectively, the "Issuer Indemnified Parties" and, individually, an "Issuer Indemnified Party" and, together with a Selling Indemnified Party an "Indemnified Party"), to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or any preliminary prospectus; provided, however, that to the extent that this indemnity arises from any untrue statement or alleged untrue statement or omission or alleged omission contained in any registration statement or in any prospectus relating to the Registrable Shares or in any amendment or supplement thereto, the liability of each Selling Holder shall be limited to the amount of the gross proceeds received by such Selling Holder from the offering. In case any action or proceeding shall be brought against an Issuer Indemnified Party, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Issuer Indemnified Parties shall have the rights and duties given to such Selling Holder, by the preceding Section 8(b) hereof. Each Selling Holder shall also severally, but not jointly, indemnify and hold harmless underwriters of the Registrable Shares, their officers, directors, fiduciaries, stockholders and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 8.

                           (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to any Indemnified Party in respect of any losses, claims, damages, liabilities, expenses, actions or proceedings referred to herein, then each such indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, expenses, actions and proceedings (i) as between the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and the underwriters on the other from the offering of the Registrable Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses actions or proceedings, as well as any other relevant equitable considerations and (ii) as between the Issuer Indemnified Parties, on the one hand, and each Selling Indemnified Party on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer Indemnified Parties and of each Selling Indemnified Party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering, net of underwriting discounts and commissions but before deducting expenses, received by the Issuer Indemnified Parties and the Selling Indemnified Parties bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer Indemnified Parties and the Selling Indemnified Parties on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer Indemnified Parties and the Selling Indemnified Parties or by the underwriters. The relative fault of the Issuer Indemnified Parties on the one hand and of each Selling Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           The Company and the Selling Holders hereby agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation, even if the underwriters were treated as one entity for such purpose, or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities, expenses, actions or proceedings referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligation to contribute is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering, and not joint.

                           (e) Settlement or Compromise. No indemnifying party shall without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, whether or not the Indemnified Party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

                           (f) Rights not Exclusive. The indemnity agreements contained in this Section 8 shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Shares by any such party.

                  SECTION 9. Compliance with Rule 144. When it is first legally required to do so, the Company shall register a class of securities under
Section 12 of the Securities Exchange Act, and commence to file reports under
Section 13 or 15(d) of the Securities Exchange Act. Thereafter at the request of any holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission under the Securities Act, the Company shall (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) timely file and make available to the public and such holders such reports and other information as will enable the holders to make sales pursuant to Rule 144.

                  SECTION 10. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) provides all such information as is reasonably required to effect such registration and completes and executes all undertakings, questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or applicable laws, and (c) complies with all other reasonable requests of the managing underwriter and with the Company and complies with all other reasonable requests related to such registration.

                  SECTION 11. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  SECTION 12. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

                  SECTION 13. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so express or not.

                  SECTION 14. Final Agreement. This Agreement constitutes the final agreement of the parties hereto concerning the matters referred to herein, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

                  SECTION 15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  SECTION 16. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

                  SECTION 17. Notices. Any notices required or permitted to be sent hereunder shall be delivered by hand, by telex or telecopier, or by certified or registered mail, postage prepaid and return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder. Notices shall be deemed to have been given upon delivery, if delivered by hand, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service, and upon receipt of an appropriate electronic confirmation, if by telex or telecopier:

                  If to the holders of Registrable Shares, to the addresses set forth on the stock record books of the Company.

                           If to the Company, to:

                           Bayard Drilling Technologies, Inc.
                           4005 Northwest Expressway
                           Suite 550E
                           Oklahoma City, Oklahoma 73116
                           Telecopy: (405) 840-9553
                           Attention:  President

                  SECTION 18. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

                  SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                       THE COMPANY:

                                       BAYARD DRILLING TECHNOLOGIES, INC.


                                       By:
                                          --------------------------------
                                              James E. Brown
                                              President


                                       THE STOCKHOLDERS:

                                       ANSON LIMITED PARTNERSHIP


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------
                                                 Carl B. Anderson, III


                                       ENERGY SPECTRUM PARTNERS LP

                                       By:   Energy Spectrum Capital LP,
                                             its General Partner

                                             By:   Energy Spectrum LLC,
                                                   its  General Partner


                                              By:
                                                 -------------------------
                                              Name:
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                  MIKE MULLEN ENERGY EQUIPMENT
                                    RESOURCE, INC.

                                  By:
                                     --------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------



                                  GRUPO DE HERCULES, LTD.

                                  By: Mullen-Oliver Rig Investments Group, Inc. General Partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                  MULLEN-OLIVER PARTNERSHIP, LTD.

                                  By: Mullen-Oliver Rig Investments Group, Inc. General Partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                  RR & T, INC.

                                  By:
                                     --------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------



                                  R.T. OLIVER DRILLING, INC.


                                  By:
                                     --------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------

                                             -----------------------------------
                                                      Roy T. Oliver


                                             -----------------------------------
                                                      Mike Mullen


                                             OLIVER FAMILY TRUST

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                             CHESAPEAKE ENERGY CORPORATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             CONTINENTAL ILLINOIS PROPERTY
                                               CORPORATION #3

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             -----------------------------------
                                             Harold G. Hamm, as Trustee of the
                                             Harold G. Hamm Revocable Inter
                                             Vivos Trust dated April 23, 1984


                                             -----------------------------------
                                                     L. O. Ward



                                             WIL-CAS INVESTMENTS, L.P.


                                             By:
                                                --------------------------------
                                                General Partner


                                             EMPLOYEE OPTION HOLDERS:


                                             -----------------------------------
                                                     James E. Brown



                                             -----------------------------------
                                                      Edward S. Jacob



                                             -----------------------------------
                                                      David E. Grose